Exhibit 1.1

Jones Lang LaSalle Incorporated

6,500,000 Shares of Common Stock

(Par Value $0.01 Per Share)

UNDERWRITING AGREEMENT

June 10, 2009

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

as Representative of the several Underwriters

c/o Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Jones Lang LaSalle Incorporated, a Maryland corporation (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representative”) are acting as representative, 6,500,000 shares of Common Stock, $0.01 par value (“Common Stock”), of the Company (said shares to be issued and sold by the Company being hereinafter called the “Firm Securities”). The Company also proposes to grant to the Underwriters an option to purchase up to 975,000 additional shares of Common Stock to cover any overallotments (the “Option Securities;” the Option Securities, together with the Firm Securities, being hereinafter called the “Securities”). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representative as used herein shall mean you, as Underwriter, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined under Rule 405 (“Rule 405”) of the rules and regulations (the “1933 Act Regulations”) of the Commission promulgated under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3 (No. 333-159854), including the related base prospectus, covering the registration of shares of Common Stock, shares of preferred stock, debt securities, depositary shares, warrants, subscription rights, stock purchase contracts and stock purchase units under the 1933 Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the 1933 Act Regulations. Such registration statement, and any post-effective amendment thereto, became effective upon filing with the Commission in accordance with Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the Securities in accordance with the provisions of Rule 430B of the 1933 Act Regulations (“Rule 430B”) and paragraph

(b) of Rule 424 of the 1933 Act Regulations (“Rule 424(b)”). Any information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to herein as “Rule 430B Information.” Each base prospectus and prospectus supplement used in connection with the offering of the Securities that omitted Rule 430B Information is referred to herein collectively as a “preliminary prospectus.” Such registration statement, at any given time, including any amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations, is herein referred to as the “Registration Statement”; provided, however, that “Registration Statement” without reference to a time means the Registration Statement as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of the Registration Statement with respect to the Underwriters and the Securities (within the meaning of Rule 430B(f)(2)). The final base prospectus and the final prospectus supplement, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act prior to the time of the execution of this Agreement, are referred to herein collectively as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or its Interactive Data Electronic Applications system (“IDEA”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package (as defined herein) (or other references of like import) shall be deemed to include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package, as the case may be, prior to the execution of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus, the Prospectus or the General Disclosure Package, as the case may be, at or after the execution of this Agreement.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as of the date hereof, as of the Applicable Time (as defined below), as of the Closing Date (as defined in Section 3 hereof), and as of each Date of Delivery (as defined in Section 2 hereof), as follows:

The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement was filed by the Company with the Commission not earlier than three years prior to the date hereof. The Registration Statement became effective under the 1933 Act upon filing with the Commission. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities have been and remain eligible for registration by the Company on an automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations has been received by the Company. No order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or the securities authority of any jurisdiction. Any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to the Underwriters and the Securities pursuant to Rule 430B(f)(2), at the Closing Date and at each Date of Delivery, if any, the Registration Statement and any amendments and supplements thereto complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, at the Closing Date or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any preliminary prospectus (including the prospectus filed as part of the Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations and any such preliminary prospectus and the Prospectus delivered or made available to the Underwriters for use in connection with the offering of Securities was and will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR/IDEA, except to the extent permitted by Regulation S-T.

As of the Applicable Time, each Issuer Free Writing Prospectus (as defined below) identified on Schedule II, the Statutory Prospectus (as defined below) and the information agreed to in writing by the Company and the Underwriters as the information to be conveyed orally by the Underwriters to purchasers of the Securities at the Applicable Time as set forth on Schedule II, all considered together (collectively, the “General Disclosure Package”), did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in the preceding three paragraphs shall not apply to statements in or omissions from the Registration Statement, or any post-effective amendment thereto, or the Prospectus or the General Disclosure Package, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing by the Representative on behalf of the Underwriters expressly for use in the Registration Statement or any post-effective amendment thereto, or the Prospectus or the General Disclosure Package, or any amendments or supplements thereto, as the case may be.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 7:00 p.m. (New York City time) on June 10, 2009 or such other time as agreed by the Company and the Underwriters.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities (including any identified on Schedule II hereto) that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Statutory Prospectus” as of any time means the base prospectus that is included in the Registration Statement and the preliminary prospectus supplement relating to the Securities immediately prior to that time, including the documents incorporated or deemed incorporated by reference therein at such time.

(a) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, (a) at the time the Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of the Securities, (c) at the Closing Date and (d) at each Date of Delivery, if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations, and (D) as of the execution of this Agreement, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

(c) (i) At the original effectiveness of the Registration Statement, (ii) at the earliest time after the original effectiveness of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and (iii) as of the execution of this Agreement (with such time of execution being used as the determination date for purposes of this clause (iii)), the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(d) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriters as described in Section 5(c) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus, including any document incorporated or deemed incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any such Issuer Free Writing Prospectus based upon and in conformity with information furnished to the Company in writing by the Representative on behalf of the Underwriters expressly for use therein.

(e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, earnings, properties, assets or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”).

(f) Each Material Subsidiary (as defined below) has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to be in good standing would not have, or be reasonably expected to have, a Material Adverse Effect, and is duly qualified to do business as a foreign corporation, partnership or limited liability company in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or be reasonably expected to have, a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each Material Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and were offered in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, each Material Subsidiary’s capital stock or other ownership interests, is owned by the Company, directly or through subsidiaries, free and clear of any security interests, liens, mortgages, encumbrances, pledges, claims, defects or other restrictions of any kind (collectively, “Liens”), except where such Liens would not have, or reasonably be expected to have, a Material Adverse Effect. None of such equity interests was issued in violation of the preemptive or other similar rights of any securityholder of such Material Subsidiary. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for equity interests or other securities of any Material Subsidiary. For purposes of this Agreement, the term “Material Subsidiary” or “Material Subsidiaries” shall mean any or all of the following subsidiaries of the Company, as the case may be: Jones Lang LaSalle Finance B.V., Jones Lang LaSalle Co-Investment, Inc., Jones Lang LaSalle International, Inc., Jones Lang LaSalle Americas, Inc., Jones Lang LaSalle Limited, Jones Lang LaSalle GmbH, Jones Lang LaSalle New England, LLC, Jones Lang LaSalle Brokerage, Inc., LaSalle Investment Management, Inc. and LaSalle Investment Management, Asia Pte Ltd.

(g) The Company’s authorized capitalization is as set forth in the documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock;” the outstanding shares of Common Stock are duly listed and admitted and authorized for trading on the New York Stock Exchange, Inc. (the “NYSE”) and, at the Closing Date, the Securities will have been approved for listing on the NYSE, subject to official notice of issuance; and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

(h) The Securities and all other outstanding shares of capital stock of the Company have been duly and validly authorized; all outstanding shares of capital stock of the Company are, and, when the Securities to be issued and sold by the Company have been issued and delivered and paid for in accordance with this Agreement on the Closing Date and each Date of Delivery, such Securities will have been, validly issued, fully paid and nonassessable, will have been, or will be, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects, will conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus; and the stockholders of the Company have no preemptive or other similar rights with respect to the Securities to be issued and sold by the Company. Upon payment of the purchase price and issuance and delivery of the Securities to be issued and sold by the Company in accordance herewith, the Underwriters will receive good, valid and marketable title to such Securities, free and clear of all Liens.

(i) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(j) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

(k) Neither the Company nor any of the Material Subsidiaries (i) is in violation of its charter, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational documents, (ii) is in default (whether with or without the giving of notice or passage of time or both) in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, ground lease, development agreement, reciprocal easement agreement, deed restriction, utility agreement, management agreement or other agreement or instrument to which it is a party or by which it is bound, or to which any of its properties or assets is subject (collectively, “Agreements and Instruments”), or (iii) is in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or any of its properties or assets is subject, except, in the case of clauses (ii) and (iii), for such defaults or violations that would not have, or reasonably be expected to have, a Material Adverse Effect.

(l) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be made or obtained by the Company or the Material Subsidiaries in connection with the transactions contemplated by this Agreement, except such consents, approvals, authorizations, filings or orders (i) as have been obtained under the 1933

Act, (ii) as may be required under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the General Disclosure Package and the Prospectus and (iii) the absence of which would not have, or reasonably be expected to have, a Material Adverse Effect.

(m) The execution, delivery and performance of this Agreement by the Company and consummation of the transactions contemplated hereby do not and will not (whether with or without the giving of notice or passage of time or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under, or result in the creation or imposition of a Lien (other than those described in the Registration Statement, the General Disclosure Package and the Prospectus) upon any of the properties or assets of the Company or the Material Subsidiaries pursuant to, (i) any statute, law, rule, ordinance, regulation, judgment, order or decree of any court, domestic or foreign, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over the Company or any of the Material Subsidiaries or any of their properties or assets, (ii) any term, condition or provision of any Agreements or Instruments, or (iii) the charter, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational documents, as applicable, of the Company or the Material Subsidiaries, except, in the case of clauses (i) and (ii), for such conflicts, breaches, defaults, violations, rights, Repayment Events or Liens that are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or as would not have, or reasonably be expected to have, a Material Adverse Effect. The Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement. As used herein, “Repayment Event” means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Material Subsidiaries.

(n) This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters, is a valid and binding agreement of the Company.

(o) The Company and the Material Subsidiaries possess all certificates, authorities, licenses, consents, approvals, permits and other authorizations (“Licenses”) issued by appropriate governmental agencies or bodies or third parties necessary to conduct the business now operated by them or proposed to be operated by them, are in compliance with the terms and conditions of all such Licenses, and have not received any notice of proceedings relating to the revocation or modification of any such Licenses except where the failure to possess any such License or to comply with any of its terms and conditions, or an adverse determination in any proceeding, would not individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect.

(p) The consolidated financial statements of the Company and its subsidiaries included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company at the dates indicated and the consolidated statement of earnings, operations, shareholders’ equity, changes in equity and cash flows of the Company for the periods specified; and said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and subject to normal year-end adjustments in the case of any unaudited interim financial statements) and have been prepared on a consistent basis with the books and records of the Company. The supporting schedules included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus. The pro forma financial statements and the related notes and other pro forma financial information incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referenced to therein. No other historical or pro forma financial statements (or schedules) are required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations to be included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

(q) To the knowledge of the Company without having conducted any independent audit, the representations and warranties contained in paragraph (p) of this Section 1 are true and correct with respect to the financial statements and any supporting schedules of Staubach Holdings, Inc. (“Staubach”) and its consolidated subsidiaries, incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus; except where the failure to be so true and correct would not reasonably be expected to have a Material Adverse Effect.

(r) KPMG LLP, who certified the financial statements and supporting schedules of the Company included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the

Prospectus and delivered letters referred to in Section 6(g) and (h) hereof, are independent registered certified public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

(s) To the knowledge of the Company, McGladrey & Pullen, LLP, who certified certain financial statements and supporting schedules of Staubach and its subsidiaries included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus and delivered letters referred to in Section 6(g) and (h) hereof, were, with respect to Staubach and its subsidiaries as it relates to those financial statements and supporting schedules, independent registered certified public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

(t) There are no material transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(u) All federal, state, local and foreign tax returns or valid extensions filed for, and reports required to be filed by the Company or any of the Material Subsidiaries, in each case, to the extent material (“Returns”), have been timely filed; all such Returns are true, correct and complete in all material respects; and all federal, state, county, local or foreign taxes, charges, fees, levies, fines, penalties or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, disability, employment, pay-roll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Authority (as defined hereafter) (including any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability), in each case, to the extent material (“Taxes”), shown in such Returns or on assessments received by the Company or any of the Material Subsidiaries or otherwise due and payable or claimed to be due and payable by any Governmental Authority, have been paid, except for any such tax, charge, fee, levy, fine, penalty or other assessment that (i) is currently being contested in good faith, (ii) would not have, or reasonably be expected to have, a Material Adverse Effect or (iii) is described in the Registration Statement, the General Disclosure Package and the Prospectus. Neither the Company nor any of the Material Subsidiaries has requested any extension of time within which to file any Return, which Return has not since been filed within the extended time. Neither the Company nor any of the Material Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Returns, except for those waivers or comparable consents that would not have, or reasonably be expected to have, a Material Adverse Effect. No audits or other administrative proceedings or court proceedings are presently pending nor threatened against the Company or any of the Material Subsidiaries with regard to any Taxes or Returns of the Company or any of the Material Subsidiaries, except for those audits or other administrative proceedings or court proceedings that would not have, or reasonably be expected to have, a Material Adverse Effect, and no taxing authority has notified the Company or any of the Material Subsidiaries in writing that it intends to investigate its Tax affairs.

(v) Each of the Company and the Material Subsidiaries has complied in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1446, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all material amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(w) Neither the Company nor any of its subsidiaries (including any predecessor entities) has distributed, or prior to the later of the Closing Date (or the final Date of Delivery) and the completion of the distribution of the Securities, will distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the General Disclosure Package and the Prospectus and any other written materials consented to by the Representative pursuant to Section 5(f) hereof) (it being understood that no representation is made with respect to any other materials distributed by the Representative).

(x) Each of the Company and the Material Subsidiaries is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any material liability; neither the Company nor any of the Material Subsidiaries has incurred or expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code, including the regulations and published interpretations thereunder; and each “pension plan” for which the Company or any of the Material Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect.

(y) (1) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Material Subsidiaries have good and marketable title to all real properties owned by them, in each case free from Liens except for such Liens that would not reasonably be expected to have a Material Adverse Effect; (2) the Company or the Material Subsidiaries have obtained an owner’s title insurance policy in an amount at least equal to the cost of acquisition from a title insurance company with respect to each of its real estate properties except where the failure to obtain such policies would not reasonably be expected to have a Material Adverse Effect; (3) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Material Subsidiaries

hold any leased real or personal property under valid and enforceable leases, with no exceptions except those exceptions that would not reasonably be expected to have a Material Adverse Effect; and (4) neither the Company nor the Material Subsidiaries has knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to any of the real properties owned or leased by them (each, a “Property” and collectively, the “Properties”), except as would not be reasonably likely to have a Material Adverse Effect.

(z) Each of the Company and the Material Subsidiaries is adequately insured by insurers of recognized financial responsibility against such losses and risks customary in the businesses in which they are or will be engaged as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where failure to be so insured would not reasonably be expected to have a Material Adverse Effect; all policies of insurance and fidelity or surety bonds insuring the Company or any of the Material Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect, except as would not reasonably be likely to have a Material Adverse Effect; each of the Company and the Material Subsidiaries is in compliance with the terms of such policies and instruments, except as would not be reasonably likely to have a Material Adverse Effect; except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no claims by the Company or the Material Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except where such denial would not be reasonably likely to have a Material Adverse Effect; and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Material Subsidiaries has been refused any insurance coverage sought or applied for where the failure to obtain such coverage would reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of the Material Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted or as proposed to be conducted in the Registration Statement, the General Disclosure Package and the Prospectus at a cost that would not have a Material Adverse Effect.

(aa) Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company and the Material Subsidiaries and the Properties have been and are in compliance with, and neither the Company nor any of the Material Subsidiaries has any liability under, applicable Environmental Laws (as hereinafter defined) except as would not reasonably be expected to have a Material Adverse Effect, (ii) neither the Company nor any of the Material Subsidiaries, or, to the knowledge of the Company, the prior owners or occupants of the Properties at any time or any other person or entity (including adjacent landowners or lessees) has at any time released (as such term is defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9675 (“CERCLA”)) or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, except for such releases or dispositions as would not be reasonably likely to have a Material Adverse Effect, (iii) neither the Company nor any of the Material Subsidiaries intends to use the Properties or any subsequently acquired properties, other than in material compliance with applicable Environmental Laws, (iv) neither the Company nor any of the Material Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Properties, or onto lands or other assets owned by the Company or the Material Subsidiaries from which Hazardous Materials might seep, flow or drain into such waters except for such as would not be reasonably likely to have a Material Adverse Effect, (v) neither the Company nor any of the Material Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law or common law by any governmental or quasi-governmental body or any third party with respect to the Properties or other assets described in the Registration Statement, the General Disclosure Package and the Prospectus or arising out of the conduct of the Company or the Material Subsidiaries, except for such claims that would not be reasonably likely to have a Material Adverse Effect and (vi) neither the Properties nor any other assets currently owned by the Company or the Material Subsidiaries is included or, to the best of the Company’s and the Material Subsidiaries’ knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the “EPA”) or, to the best of the Company’s and the Material Subsidiaries’ knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other applicable Environmental Law or issued by any other Governmental Authority. To the knowledge of the Company and the Material Subsidiaries, there have been no and are no (i) aboveground or underground storage tanks, (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment, (iii) asbestos or asbestos containing materials, (iv) lead based paints, (v) dry-cleaning facilities, or (vi) wet lands, in each case in, on, under, or adjacent to any Property the existence of which has had, or is reasonably expected to have, a Material Adverse Effect.

As used herein, “Hazardous Material” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any applicable federal, state or local environmental law, ordinance, statute, rule or regulation including, without limitation, CERCLA, the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. §§ 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136-136y, the Clean Air Act, 42 U.S.C. §§ 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§ 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to any of the foregoing (including environmental statutes not specifically defined herein) (individually, an “Environmental Law” and collectively, “Environmental Laws”) or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and other assets of the Company or any of its subsidiaries described in the Registration Statement, the General Disclosure Package and the Prospectus (a “Governmental Authority”).

(bb) No labor problem or dispute with the employees of the Company or any of the Material Subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or, to the knowledge of the Company, imminent labor disturbance by the employees of the Company or the Material Subsidiaries or the Company’s or the Material Subsidiaries’ principal suppliers, contractors or customers, that, in the case of each of the foregoing, would have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(cc) The Company and the Material Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Registration Statement, the General Disclosure Package and the Prospectus to be conducted, except as would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus or as would not reasonably be expected to have a Material Adverse Effect, (a) to the knowledge of the Company, there are no rights of third parties to any such Intellectual Property, (b) to the knowledge of the Company, there is no infringement by third parties of any such Intellectual Property, (c) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (d) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim and (e) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(dd) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, the Material Subsidiaries or any of their properties or assets that, if determined adversely to the Company or the Material Subsidiaries, would have, or reasonably be expected to have, a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are, to the Company’s knowledge, threatened.

(ee) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the date of the latest audited financial statements included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, (1) there has been no Material Adverse Effect, (2) there have been no transactions entered into by the Company or the Material Subsidiaries, other than in the ordinary course of business, which are material with respect to the Company and its subsidiaries taken as a whole, (3) other than in the ordinary course of business, neither the Company nor any of the Material Subsidiaries has incurred any obligation or liability, direct, contingent or otherwise that is or would be material to the Company and the Material Subsidiaries taken as a whole and (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(ff) Neither the Company nor any of its subsidiaries is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(gg) There is no franchise, contract or other document to which the Company or any of its subsidiaries is a party that is required by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

(hh) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required pursuant to the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(ii) Except (i) to the extent not required to be described or filed pursuant to the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, (ii) as described in the Registration Statement, the General Disclosure Package and the Prospectus or (iii) for the agreements referred to herein, neither the Company’s nor the Material Subsidiaries’ directors, officers, interest holders, stockholders, members, partners, members of management, other employees or their respective affiliates is a party to any contracts or agreements with the Company or the Material Subsidiaries and neither the Company’s nor the Material Subsidiaries’ directors, officers, interest holders, members, partners, members of management, other employees or their respective affiliates owns any property or right, tangible or intangible, which is used in any material manner by the Company or any of the Material Subsidiaries.

(jj) Each of the Company and its subsidiaries (i) makes and keeps accurate books and records in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(kk) The Company and its subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by them in the reports filed or submitted under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to management, including the principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(ll) Except as would not have a Material Adverse Effect, (i) the operations of the Company and the Material Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and (ii) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Company or the Material Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(mm) Neither the Company nor any of the Material Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Material Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, the Material Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(nn) None of the Company, the Material Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Material Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly directly or indirectly use the proceeds of the offering of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo) None of the Company, the Material Subsidiaries or, to the knowledge of the Company, their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the 1934 Act or cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

(pp) The Company intends to apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(qq) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Material Subsidiaries are currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, or from repaying to the Company any loans or advances made by the Company to such Material Subsidiary.

(rr) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, in each case, to the extent the Sarbanes-Oxley Act applies to the Company.

(ss) The Company has not directed the Underwriters to reserve shares for purchase by any director, officer or employee of the Company or any third party.

Any certificate signed by any officer of the Company and any of its subsidiaries and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $33.5125 per share, the amount of the Firm Securities set forth opposite such Underwriter’s name in Schedule I hereto. The parties hereto agree that the initial public offering price shall be $35.00 per share.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 975,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Firm Securities less an amount equal to any dividends payable or paid to the holders of the Initial Securities but not payable or paid to the holders of the Option Securities. Said option may be exercised only to cover overallotments in the sale of the Firm Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of this Agreement upon written notice by the Representative to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the time, date and place of payment and delivery of such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Underwriters in accordance with Section 3 hereof. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, subject to such adjustments as the Representative in its absolute discretion shall make to eliminate any fractional shares.

3. Delivery and Payment. Delivery of and payment for the Firm Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 am, New York City time, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, on June 16, 2009, or at such time on such later date not more than three business days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Firm Securities and the Option Securities shall be made, and the Firm Securities and the Option Securities shall be registered in such names and denominations, as the Representative shall have requested at least one full business day prior to the Closing Date (or any Date of Delivery, as the case may be).

If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representative, at the above-mentioned offices of Sidley Austin LLP, or at such other place as shall be agreed upon by you and the Company, on the date specified by the Representative (which shall be within three business days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on each Date of Delivery, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the General Disclosure Package and the Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

(a) The Company will comply, subject to the remainder of this clause (a), with the requirements of Rule 430B. Prior to the termination of the offering of the Securities, the Company will not use or file any amendment of the Registration Statement or amendment or supplement to the General Disclosure Package or the Prospectus or any new registration statement relating to the Securities unless the Company has furnished you a copy for your review prior to filing and will not file or use any such proposed amendment, supplement or new registration statement to which you reasonably object. The Company has given the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (a) of the effectiveness of any amendment to the Registration Statement or any new registration statement relating to the Securities, (b) of the transmittal to the Commission for filing of any supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (c) of the receipt of any comments from the Commission with respect to the Registration Statement or Prospectus or documents incorporated or deemed to be incorporated by reference therein, (d) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, (e) of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement, or notice objecting to its use pursuant to Rule 401(g)(2), or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the institution or threatening of any proceedings for that purpose or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement, (f) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities, and (g) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such order or the suspension of any such qualification, and, if issued, to obtain as soon as possible, the withdrawal thereof.

The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration

Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b) If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Securities remain unsold by the Underwriters, the Company will, prior to that date, (i) promptly notify you and (ii) promptly file, if it has not already done so and is eligible to do so, an automatic shelf registration statement relating to the Securities, in a form satisfactory to you. If at the Renewal Deadline the Company is not eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, (i) promptly notify you, (ii) promptly file, if it has not already done so, a new registration statement or post-effective amendment on the proper form relating to such Securities, in a form satisfactory to you, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective within 180 days after that date and (iv) promptly notify you of such effectiveness. References herein to the “Registration Statement” shall include such automatic shelf registration statement or such new registration statement or post-effective amendment, as the case may be.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”) would be required to be delivered) under the 1933 Act, any event or development occurs as a result of which, in the opinion of counsel for the Underwriters or for the Company, the Registration Statement or the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, or if it shall be necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus to comply with the 1933 Act or the 1933 Act Regulations or to file a new registration statement relating to the Securities, the Company will promptly (1) notify the Representative of any such event or development, (2) prepare and file with the Commission, subject to Section 5(a) hereof, such amendment, supplement or new registration statement which will correct such statement or omission, effect such compliance or satisfy such filing requirement, (3) use its best efforts to have any such amendment to the Registration Statement or new registration statement declared effective as soon as possible (if not an automatic shelf registration statement) and (4) supply any amended or supplemented Prospectus to the Underwriters in such quantities as they may reasonably request. If, at any time after the date hereof, an event or development occurs as a result of which, in the opinion of counsel for the Underwriters or for the Company, the General Disclosure Package contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is used, not misleading, the Company promptly will (1) notify the Representative of any such event or development, (2) prepare, subject to Section 5(a), an amendment or supplement to the General Disclosure Package to eliminate or correct such untrue statement or omission and (3) supply any amended or supplemented General Disclosure Package to the Underwriters in such quantities as they may reasonably request. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus, in the opinion of counsel for the Underwriters or for the Company, conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities), the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(d) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.

(e) The Company will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement and, so long as delivery of a prospectus by an Underwriter or dealer is or may be (or but for the exception afforded by Rule 172 would be) required by the 1933 Act, as many copies of any preliminary prospectus and the Prospectus as the Representative may reasonably request.

(f) The Company represents and agrees that, unless it obtains the prior written consent of the Underwriters, and each Underwriter agrees that, unless it obtains the prior written consent of the Company and the other Underwriters, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission other than the Issuer Free Writing Prospectuses, if any, identified on Schedule II hereto. Each of the Issuer Free Writing Prospectuses, if any, identified on Schedule II hereto and free writing prospectuses, if any, consented to by the Company and the Underwriters is referred to herein as a “Permitted Free Writing Prospectus.” The Company represents that is has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. Notwithstanding the foregoing, the Company consents to the use by any Underwriter of a free writing prospectus that contains only (a)(i) information describing the preliminary terms of the Securities or their offering, (ii) information meeting the requirements of Rule 134 of the 1933 Act Regulations or (iii) information that describes the final terms of the Securities or their offering or (b) other customary information that is neither “issuer information,” as defined in Rule 433, nor otherwise an Issuer Free Writing Prospectus.

(g) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(h) For a period from the date of the Prospectus through and including the 60th day following the date of the Prospectus, the Company will not, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of or transfer, or file with the Commission a registration statement under the 1933 Act relating to, shares of Common Stock other than the Securities or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any of these transactions are to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, pledge, sale, purchase, grant, disposition transfer or filing or any such swap, hedge or other arrangement, without the prior written consent of the Representative, other than (A) grants of stock options or restricted stock to employees, consultants or directors pursuant to the terms of a plan in effect as of the date of the Prospectus, (B) issuances of Common Stock pursuant to any benefit plan or dividend reinvestment plan, in each case, in effect as of the date hereof, (C) any shares of Common Stock issued by the Company upon exercise of an option or warrant or the conversion of a security outstanding on the date hereof and described in the Registration Statement, General Disclosure Package and the Prospectus and (D) as consideration for the acquisition by the Company or its subsidiaries from a third party of assets or of equity interests of any other entity which entity would, after giving effect to the acquisition of such equity interests, be a subsidiary of the Company; provided, that the aggregate number of shares to be issued in acquisitions pursuant to clause (D) does not exceed 5% of the outstanding common stock of the Company as of the date hereof.

(i) The Company will use its best efforts to cause the Securities to be approved for listing, subject to official notice of issuance, on the NYSE prior to the Closing Date.

(j) For so long as the delivery of a prospectus is required by federal or state law in connection with the offering or sale of the Securities, the Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply in all material respects with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(k) The Company will file with the Commission such reports as may be required pursuant to Rule 463 under the 1933 Act.

(l) Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to, cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any of their securities to facilitate the sale or resale of the Securities.

(m) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), any preliminary prospectus, the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, any preliminary prospectus, the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum or any supplement thereto and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the 1934 Act and the listing of the Securities on NYSE; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the jurisdictions referenced in Section 5(g) hereof (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the Financial Industry Regulatory Authority (the “FINRA”) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities, if any; (ix) the fees and expenses of the Company’s accountants, counsel (including local and special counsel) and transfer agent and registrar; (x) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities; (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder; and (xii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the fourth paragraph of Section 1 hereof.

(n) During the period when a prospectus is required (or but for the exception afforded by Rule 172 would be required) to be delivered by the Underwriters under the 1933 Act or the 1934 Act, the Company will (1) comply with all provisions of the 1933 Act and (2) file all documents required to be filed with the Commission pursuant to the 1934 Act or the 1934 Act Regulations within the time periods prescribed therefor.

(o) If at any time when Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify you, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to such Securities, in a form and substance satisfactory to you, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable and (iv) promptly notify you of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the “Registration Statement” shall include such new registration statement or post-effective amendment, as the case may be.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, the Applicable Time, the Closing Date and each Date of Delivery, if any, pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) On the Closing Date, (i) the Registration Statement shall have been filed by the Company with the Commission not earlier than three years prior to the date hereof and became effective upon filing in accordance with Rule 462(e) of the 1933 Act Regulations and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters, and no notice of objection of the Commission to the use of such form of registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations has been received by the Company, (ii) each preliminary prospectus and the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B), and no order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been issued by the Commission or the securities authority of any jurisdiction, (iii) any material required to be filed by the Company pursuant to Rule 433(d) of the 1933 Act Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433 and (iv) the Company shall have paid the required Commission filing fees relating to the Firm Securities within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if

applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b) The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date (or the applicable Date of Delivery, as the case may be) and addressed to the Representative, to the matters attached as Exhibit A hereto. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall also cover any amendments or supplements thereto at the Closing Date (or the applicable Date of Delivery, as the case may be).

(c) The Representative shall have received the favorable opinion, dated the Closing Date (or the applicable Date of Delivery, as the case may be), of Mark. J. Ohringer, Esq., Global General Counsel of the Company, to the matters attached as Exhibit B hereto. In rendering such opinion, such counsel may limit its opinions to the Maryland General Corporation Law, and matters specifically governed thereby. In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of public officials.

(d) The Representative shall have received the favorable opinion, dated the Closing Date (or the applicable Date of Delivery, as the case may be), of DLA Piper LLP (US), to the matters attached as Exhibit C hereto. In rendering such opinion, such counsel may limit its opinions to the laws of the State of Maryland, and matters specifically governed thereby. In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of public officials.

(e) The Representative shall have received from Sidley Austin LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date (or the applicable Date of Delivery, as the case may be) and addressed to the Representative, with respect to the issuance and sale of the Securities, the disclosure in the Registration Statement, the General Disclosure Package and the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition, in rendering such opinion, such counsel may rely on and assume the accuracy of the opinion of DLA Piper LLP (US), dated as of the Closing Date (or the applicable Date of Delivery, as the case may be), with respect to matters of Maryland law.

(f) The Company shall have furnished to the Representative a certificate, signed by the Chairman of the Board or President and the principal financial or accounting officer of the Company, dated the Closing Date (or the applicable Date of Delivery, as the case may be), to the effect that the signers of such certificate have carefully examined the Registration Statement, the General Disclosure Package and the Prospectus and any amendments or supplements to the foregoing, as well as this Agreement, and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date (or the applicable Date of Delivery, as the case may be) with the same effect as if made on the Closing Date (or such Date of Delivery, as the case may be) and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (or such Date of Delivery, as the case may be);

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, are threatened by the Commission, no notice of objection of the Commission to the use of such form of registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations has been received by the Company and no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued by the Commission or the securities authority of any jurisdiction; and

(iii) since the date of the most recent financial statements included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), business, earnings, properties or assets of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(g) At the date hereof, the Representative shall have received a letter from each of KPMG LLP and McGladrey & Pullen, LLP dated such date, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letters for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(h) On the Closing Date (or the applicable Date of Delivery, as the case may be), the Representative shall have received a letter, dated the Closing Date (or such Date of Delivery, as the case may be), of each of KPMG LLP and McGladrey & Pullen, LLP, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section 6, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date (or such Date of Delivery, as the case may be).

(i) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in Section 6(g) or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, assets or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, (iii) any downgrading in, or withdrawal of, the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (iv) any suspension or material limitation by the Commission of trading in the Common Stock or trading in securities generally on the NYSE or any setting of minimum or maximum prices on such Exchange, or maximum ranges of prices have been required, by such Exchange or by order of the Commission, FINRA or any other governmental authority, (v) any banking moratorium declared either by federal or Illinois or New York State authorities or (vi) any outbreak or significant escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis or any significant change in national or international political, financial or economic condition, the effect of which on financial markets is such as to make it, in the judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the General Disclosure Package and the Prospectus.

(j) On or prior to the Closing Date, the Representative shall have received lock-up agreements substantially in the form of Exhibit D hereto (the “Lock-up Agreements”) from each of the executive officers and directors listed on Schedule III hereof.

(k) On the Closing Date, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(l) On the Closing Date (or the applicable Date of Delivery, as the case may be), counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

(m) Prior to the Closing Date (or the applicable Date of Delivery, as the case may be), the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

Any certificate or document signed by any officer of the Company or any of it subsidiaries and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to the Underwriters as to the statements made therein.

The Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. The Representative may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the Closing Date (or the applicable Date of Delivery, as the case may be) or otherwise.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date or the applicable Date of Delivery, as the case may be, by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the offices of Sidley Austin LLP, counsel for the Underwriters, at 787 Seventh Avenue, New York, NY 10019, on the Closing Date (or the applicable Date of Delivery, as the case may be).

7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof (other than Section 6(i)(vi)) is not satisfied, because of any termination pursuant to Section 10 hereof (other than Section 10(a)(iii)) or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the Rule 430B Information, or in any amendment to the Registration Statement, or in the General Disclosure Package, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein (other than with respect to the Registration Statement or any amendment thereto, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and each of the Company’s directors and each of the Company’s officers who signed the Registration Statement, and each person who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth under (i) the first and second sentences of the first paragraph under the caption “Underwriting—Commissions and Discounts” in the Prospectus and (ii) the second sentence of the first paragraph and the first and second sentences of the second paragraph under the caption “Underwriting—Price Stabilization and Short Positions” in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Representative. An indemnifying party will not, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters, severally in proportion to their respective commitments to purchase the Firm Securities specified in Schedule I hereto, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits, but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) received by it; and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder on the Closing Date or any Date of Delivery and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Firm Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Firm Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Securities to be purchased, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date or the Date of Delivery, as applicable, shall be postponed for such period, not exceeding five business days, as the Representative shall determine in order that the required changes in the Registration Statement, the General Disclosure Package and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, (a) if at any time prior to such time, (i) trading in the Common Stock shall have been suspended or materially limited by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices shall have been established on such Exchange, or maximum ranges of prices have been required, by such Exchange or by order of the Commission, (ii) a banking moratorium shall have been declared either by federal or Illinois or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis or any significant change in national or international political, financial or economic condition, the effect of which on financial markets is such as to make it, in the judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the General Disclosure Package and the Prospectus or (iv) if there has been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, a Material Adverse Effect or (b) as provided in Sections 6 and 9 hereof.

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or any officer of the Company or any of its subsidiaries and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of their respective officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. No Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its securityholders, creditors, employees or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036 Attention: Syndicate Department (facsimile: (646) 855-3073) with a copy to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036, Attention: ECM Legal (facsimile: (212) 230-8730); or, if sent to the Company, will be mailed, delivered or telefaxed to Mark Ohringer, Global General Counsel and Corporate Secretary, at 200

East Randolph Drive, Chicago, Illinois 60601 (facsimile: (312) 228-2277), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 33 West Wacker Drive, Suite 2300, Chicago, Illinois 60606, Attention: Rodd M. Schreiber, Esq. (phone: (312) 407 0531; facsimile: (312) 407 0411).

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16. Waiver of Jury Trial. The Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17. Counterparts. This Agreement may be signed in one or more counterparts (including by facsimile), each of which shall constitute an original and all of which together shall constitute one and the same agreement.

18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Underwriters.

Very truly yours,

JONES LANG LASALLE INCORPORATED

By:	/s/ Lauralee E. Martin
Name:	Lauralee E. Martin
Title:	Executive Vice President, Chief Operating and Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written. Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representative of the several Underwriters

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

	By:	/s/ J.D. Murrarty
	Name:	J.D. Murrarty
	Title:	Managing Director

For itself and the several Underwriters listed on Schedule I hereto

SCHEDULE I

Underwriters	Number of Firm Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,127,020
BMO Capital Markets Corp.	787,020
ABN AMRO Incorporated	618,410
Barclays Capital Inc.	618,410
Piper Jaffray & Co.	351,325
Wachovia Capital Markets, LLC	351,325
HSBC Securities (USA) Inc.	267,020
PNC Capital Markets LLC	267,020
JMP Securities LLC	112,450

Total	6,500,000

S-I

SCHEDULE II

SPECIFY EACH ISSUER FREE WRITING PROSPECTUS OR OTHER

INFORMATION CONVEYED ORALLY BY UNDERWRITERS TO PURCHASERS

INCLUDED IN THE DISCLOSURE PACKAGE

Issuer Free Writing Prospectuses: None

Number of shares of Common Stock offered: 6,500,000 (or 7,475,000 if the Underwriters’ overallotment option is exercised in full)

Price to public: $35.00 per share

S-II

SCHEDULE III

Persons Subject to Lock-up Agreements

Colin Dyer

Darryl Hartley-Leonard

DeAnne Julius

Ming Lu

Lauralee E. Martin

Sheila A. Penrose

David B. Rickard

Roger T. Staubach

Thomas C. Theobald

Mark K. Engel

Alastair Hughes

Jeff A. Jacobson

Peter C. Roberts

Charles Doyle

Mark Ohringer

Nazneen Razi

Christian Ulbrich

S-III

Exhibit A

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

(i) the Company has the status set forth in a schedule to such opinion set forth opposite the jurisdictions listed in such schedule;

(ii) to such counsel’s knowledge, there are no legal or governmental proceedings pending to which the Company or any of the Material Subsidiaries is a party or to which any property of the Company or any of the Material Subsidiaries is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the General Rules and Regulations under the Securities Act that are not so disclosed;

(iii) the statements in the General Disclosure Package and the Prospectus under the caption “Underwriting,” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects;

(iv) although the discussion set forth in the General Disclosure Package and the Prospectus under the heading “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders” does not purport to discuss all possible U.S. federal income tax consequences of the purchase, ownership or disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax consequences that are anticipated to be material to holders who purchase the Securities pursuant to the Prospectus, subject to the qualifications set forth in such discussion;

(v) the Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940;

(vi) no Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby;

(vii) the execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (ii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order (provided, that no opinion shall be expressed as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries);

Exh. A-1

(viii) the Securities, when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be free and clear of any preemptive rights or any similar rights arising under any Applicable Contract;

(ix) the Delaware Subsidiaries have been duly incorporated and are validly existing in good standing under the laws of the State of Delaware; and

(x) the Delaware Subsidiaries have the status set forth in a schedule to such opinion set forth opposite the jurisdictions listed in such schedule.

In addition, such counsel shall state that the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Securities Act and that such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent registered public accountants of the Company and the Representatives and counsel for the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus, the Prospectus and the General Disclosure Package and related matters were discussed. Such counsel shall state that such counsel did not participate in the preparation of the documents incorporated by reference in the Registration Statement but has, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company. Such counsel need not pass upon, nor assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus or the General Disclosure Package and need not make any independent check or verification thereof (except to the limited extent referred to in paragraphs (iii) and (iv) above). On the basis of the foregoing, such counsel shall state that (i) the Registration Statement, at the Effective Time, the Preliminary Prospectus, as of its date (other than with respect to such matters permitted to be omitted pursuant to Rule 430B), and the Prospectus, as of the date of the final prospectus supplement relating to the Securities, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the General Rules and Regulations under the Securities Act (except that in each case such counsel shall not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom) and (ii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Effective

Exh. A-2

Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the final prospectus supplement relating to the Securities or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel shall not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effect of internal controls over financial reporting or the auditors’ attestation report thereon or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, such counsel shall state that no facts have come to such counsel’s attention that have caused such counsel to believe that the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel shall not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effect of internal controls over financial reporting or the auditors’ attestation report thereon or the statements contained in the exhibits to the Registration Statement).

For the purposes of the foregoing:

“Applicable Contracts” means those agreements or instruments set forth on a schedule to the opinion.1

“Applicable Laws” means those laws, rules and regulations of the State of Illinois and New York and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state securities laws or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.), but without the making by such counsel of any special investigation as to the applicability of any specific law, rule or regulation.

“Applicable Orders” means those judgments, orders or decrees identified on a schedule to the Company Certificate.2

“Applicable Time” means 7:00 p.m. (Eastern time) on June 10, 2009, which you advised us is the time of the first contract of sale of the Securities.

[1]	Applicable Contracts will be limited to the material agreements filed as exhibits to the Company’s 2008 Form 10-K, first quarter 2009 Form 10-Q or any Form 8-K filed during 2009 and prior to the Closing Date (or the Date of Delivery, as the case may be), in each case in the form filed with the Commission.
[2]	The Company is not subject to any Applicable Orders to the knowledge of such counsel.

Exh. A-3

“Company Certificate” means the certificate of an executive officer of the Company, a copy of which certificate shall be attached to such counsel’s opinion.

“Delaware Subsidiaries” means Jones Lang LaSalle International, Inc. and Jones Lang LaSalle New England, LLC.

“Effective Time” means the time of effectiveness of the Registration Statement for purposes of Section 11 of the Securities Act, as such section applies to the Underwriters.

“Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of Illinois or New York or the United States of America having jurisdiction over the Company under Applicable Laws.

“Government Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable a result of the involvement of any party (other than the Company) in the transactions contemplated by the Underwriting Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties.

“Incorporated Documents” means the documents identified on a schedule to such counsel’s opinion, which were filed by the Company pursuant to the Exchange Act and incorporated by reference into the Prospectus as of the date hereof.

Exh. A-4

Exhibit B

Opinion of Global General Counsel of the Company

(i) the Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus and the authorized capital stock of the Company conforms, in all material respects, as to legal matters to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The 34,777,250 shares of Common Stock shown by the Company’s stock record books as being issued and outstanding immediately prior to the date hereof have been duly authorized and are validly issued, fully paid and nonassessable, and free and clear of any preemptive rights or any similar rights arising under the Articles of Incorporation or the Company’s Bylaws (the “Bylaws”), the Maryland General Corporation Law (the “MGCL”) or under any agreement or other instrument known to such counsel to which the Company is a party. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (a) no shares of Common Stock are reserved for issuance upon conversion, redemption or exchange or for any other purpose; (b) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock; and (c) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company;

(ii) when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, the Securities will conform, in all material respects, as to legal matters to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus;

(iii) the issuance of the Securities by the Company is not subject to any preemptive rights or any similar rights arising under the Articles of Incorporation or Bylaws, the MGCL or under any agreement or other instrument known to such counsel to which the Company is a party; and

(iv) the execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, will not conflict with the Articles of Incorporation or Bylaws.

Exh. B-1

Exhibit C

Opinion of DLA Piper LLP (US)

(i) the Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland;

(ii) the Company has the corporate power (a) to own, lease and operate its assets and properties and to conduct its business in all material respects as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and (b) to enter into and perform its obligations under the Underwriting Agreement;

(iii) Each of the Maryland Subsidiaries is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland. “Maryland Subsidiaries” means Jones Lang LaSalle Americas, Inc., LaSalle Investment Management, Inc. and Jones Lang LaSalle Co-Investment, Inc.;

(iv) Each of the Maryland Subsidiaries has the corporate power to own, lease and operate its assets and properties and to conduct its business in all material respects as described in the Registration Statement, the Preliminary Prospectus and the Prospectus

(v) the Securities have been duly authorized for sale and issuance to the Underwriters pursuant to the Underwriting Agreement and, when issued in accordance with the Underwriting Agreement and upon payment therefor in the manner contemplated by the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will conform, in all material respects, to the description thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus under the caption “Description of Capital Stock.” The issuance of the Securities by the Company is not subject to any preemptive or other similar rights arising under the Charter, the Bylaws or the Maryland General Corporation Law (the “MGCL”). The Common Stock Certificate complies with all applicable statutory requirements under the MGCL, the Charter and the Bylaws;

(vi) the execution, delivery and performance of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby do not result in a violation of (a) any law or administrative regulation of any government or regulatory agency or body of the State of Maryland having jurisdiction over the Company, the Maryland Subsidiaries or any of their respective properties or assets, (b) the Charter or the Bylaws or (c) the certificate of incorporation, charter, bylaws, certificate of formation (or similar organizational documents) of the Maryland Subsidiaries;

(vii) the execution, delivery and performance of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby have been duly authorized by the Company. The Underwriting Agreement has been duly executed and delivered by the Company;

Exh. C-1

(vi) the statements (a) in the Prospectus under the captions “Description of Capital Stock” and “Risk Factors-Our charter and bylaws, or the Maryland General Corporation Law, could delay, defer or prevent a change of control”; (b) in Item 15 of the Registration Statement; and (c) in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors—The Charter and The Bylaws of Jones Lang LaSalle, or the Maryland General Corporation Law, Could Delay, Defer or Prevent a Change of Control,” insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, are accurate in all material respects; and

(vii) the execution, delivery and performance of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby do not require any consents, approvals, authorizations or orders to be obtained by the Company or any registrations, declarations or filings to be made by the Company, in each case, under any Maryland statute, rule or regulation applicable to the Company that have not been obtained or made.

Exh. C-2

[Form of Lock-Up Agreement]	Exhibit D

Jones Lang LaSalle Incorporated

Public Offering of Common Stock

Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representative of the several Underwriters

c/o Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among Jones Lang LaSalle Incorporated, a Maryland corporation (the “Company”), and you as representative (the “Representative”) of a group of underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of common stock, $0.01 par value (the “Common Stock”), of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any of these transactions are to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, pledge, sale, purchase, grant, disposition or transfer, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representative for the period from the date of the Prospectus (as defined in the Underwriting Agreement) through and including the 60th day following the date of the Prospectus (such period, the “Lock-Up Period”). In addition, during the Lock-Up Period the undersigned will not make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of the Representative.

Exh. D-1

Notwithstanding the foregoing, the transfer restrictions on the undersigned’s shares of Common Stock and securities convertible into or exchangeable or exercisable for any shares of Common Stock referenced above shall not apply to (i) a bona fide gift or gifts, (ii) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, (iii) the transfer or intestate succession to the legal representatives or a member of the immediate family of the undersigned, (iv) sales pursuant to any contract, instruction or plan in effect on the date hereof that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) (a “10b-5 Plan”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (v) the establishment of any 10b5-1 Plan, provided that no sales of shares of Common Stock or securities convertible into, or exchangeable or exercisable for shares of Common Stock, shall be made pursuant to a 10b5-1 Plan prior to the expiration of the Lock-Up Period if such 10b5-1 Plan was established after the date hereof, (vi) distributions to any partnership, corporation or limited liability company controlled by the undersigned or by a member of the immediate family of the undersigned, (vii) dispositions pursuant to a pledge in effect on the date hereof of shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock as security for a margin account pursuant to the terms of such account, (viii) the surrender or forfeiture of shares of Common Stock to the Company to satisfy tax withholding obligations upon exercise or vesting of stock options or awards, (ix) dispositions from any trust in which the undersigned is a trustee, (x) transactions relating to shares of Common Stock acquired in open market transactions after the completion of the offering of Common Stock and (xi) sales of shares of Common Stock or any securities convertible into shares of Common Stock upon the termination of the undersigned’s employment or other relationship with the Company; provided that, in the case of any gift, disposition, transfer or distribution pursuant to clause (i) (other than in the case of charitable gifts to not-for-profit organizations), (ii), (iii), (vi) or (ix), each donee, transferee or distributee shall agree to be bound in writing by the restrictions set forth herein; and provided further, that, in the case of any gift, disposition, transfer, establishment of a 10b5-1 Plan, distribution or transaction pursuant to clause (i), (ii), (iii), (v), (vi), (vii) or (x), no filing by any party under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such gift, disposition, transfer, 10b5-1 Plan, distribution or transaction (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of such shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, except in compliance with the foregoing restrictions.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Exh. D-2

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise automatically be terminated.

Yours very truly,

Date:	Signature:

Print Name:

Exh. D-3